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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-82369) of S1 Corporation of our report dated June 21, 2000 relating to the financial statements of the Security First Technologies, Inc. 401(k) Savings Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP
Atlanta, GA
June 28, 2000